                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 7, 1996



                    Vanderbilt Mortgage and Finance, Inc.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   Tennessee
- --------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)


                 33-88238                     62-0997810
- --------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


                    Vanderbilt Mortgage and Finance, Inc.
                              4726 Airport Highway
                             Louisville, TN  37777
- --------------------------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  615-970-7200


                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.          Other Events

                 On June 7, 1996, Chemical Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass Through Certificates, Series 1995B.

Item 7.          Financial Statements and Exhibits

                 (c)      Exhibits.

                          The following are filed herewith.  The exhibit
numbers correspond with Item 601(b) of Regulation S-K.

         Exhibit No.    Description                          Page
         -----------    -----------                          ----
         28             Monthly Report delivered by          3
                        the Trustee to Certificateholders
                        in connection with distribution
                        on June 7, 1996.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VANDERBILT MORTGAGE AND FINANCE, INC.
                                                 as Servicer

                                        By:     /s/ David R. Jordan
                                        Name:   David R. Jordan
                                        Title:  Controller



Dated:  June 7, 1996


Clinical Bank, Trustee                                                 Determination Date:           03-Jun-96
Manufactured Housing Contracts                                         Remittance Date:              07-Jun-96
Senior/Subordinated Pass-Through Certificates Series 1995B             For the Period Ended:         25-May-96
Information for Clauses (a) through (s), Section 7.01

                                                                        Class A-1      Class A-2     Class A-3       Class A-4
(a)  Class A and Class B Distribution Amounts                         2,259,038.24     244,733.42    151,967.50     107,632.33

(b)  Formula Principal Distribution Amount
     (a) Scheduled Principal Due                                        708,250.00
     (b) Partial Prepayments Received                                    92,933.56
     (c) Principal Payments in Full (Scheduled Balance)               1,317,124.33
     (d) Liquidated Contract Scheduled Balance                                0.00
     (e) Section 3.05 Purchase Scheduled Balance                              0.00
     (f) Previously Undistributed Shortfalls in (a) through (e)               0.00
                                                                    -------------- -------------- ------------- --------------
Total Principal Distribution                                          2,118,307.69           0.00          0.00           0.00

(c)  Interest Distribution                                              140,730.35     244,733.42    151,967.50     107,632.33
     Unpaid Interest Shortfall                                                0.00           0.00          0.00           0.00
                                                                    -------------- -------------- ------------- --------------
Total Interest Distribution                                             140,730.35     244,733.42    151,967.50     107,632.33

(d)  Beginning Class A and Class B Principal Balance                 26,912,577.25  45,356,000.00 27,320,000.00  18,584,000.00
     Less: Principal Distribution                                     2,118,307.69           0.00          0.00           0.00
                                                                    -------------- -------------- ------------- --------------
     Remaining Class A and Class B Principal Balance                 24,794,269.36  45,356,000.00 27,320,000.00  18,584,000.00

(e)  Fees Due Servicer
     Monthly Servicing Fee                                              117,801.98
     Section 8.06 Reimbursement Amount                                        0.00
     Section 6.02 Reimbursement Amount                                   71,692.77
     Reimburseable Fees                                                       0.00

                                                                     -------------
Total Fees Due Servicer                                                 249,494.75

                                      No of                          Unpaid Principal
(f)  Delinquency                    Contracts                            Balance

        31-59 Days Delinquent            198                              4,611,871
        60-89 Days Delinquent             31                                705,853
         90+ Days Delinquent              52                              1,042,344

(g)  Section 3.05 Repurchases                                                  0.00

(i)  Class R Distribution Amount                                         316,117.89
     Repossession Profits                                                      0.00

(j)  Principal Balance of Contracts in Repossession                            0.00

(k)  Aggregate Net Liquidation Losses                                     90,374.00

(l)  (x) Class B-2 Formula Distribution Amount                            61,088.54
     (y) Remaining Amount Available                                      377,206.43
                                                                       ------------
     Amount of (x) over (y)                                                    0.00

(m)  Class B-2 Liquidation Loss Amount                                         0.00

(n)  Guarantee Payment                                                         0.00

(o)  Unadvanced Shortfalls                                                     0.00

(p)  Number of units repossessed                                                  0

(q)  Principal Prepayments paid                                        1,410,057.89

(r)  Scheduled Principal Payments                                        708,250.00

(s)  Weighted Average Interest Rate                                           12.00%



                                                                          Class A-5    Class A-6       Class B-1       Class B-2
(a)  Class A and Class B Distribution Amounts                            104,202.00      92,500.00      69,837.50      61,088.54

(b)  Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f) Previously Undistributed Shortfalls in (a) through (e)
                                                                     -------------- -------------- -------------- --------------
Total Principal Distribution                                                   0.00           0.00           0.00           0.00

(c)  Interest Distribution                                               104,202.00      92,500.00      69,837.50      61,088.54
     Unpaid Interest Shortfall                                                 0.00           0.00           0.00           0.00
                                                                     -------------- -------------- -------------- --------------
Total Interest Distribution                                              104,202.00      92,500.00      69,837.50      61,088.54

(d)  Beginning Class A and Class B Principal Balance                  17,367,000.00  14,800,000.00  11,100,000.00   9,250,000.00
     Less: Principal Distribution                                              0.00           0.00           0.00           0.00
                                                                     -------------- -------------- -------------- --------------
                                                                      17,367,000.00  14,800,000.00  11,100,000.00   9,250,000.00

(e)  Fees Due Servicer
     Monthly Servicing Fee                                              (h)     Pool Factor        Original Balance        Rate
     Section 8.06 Reimbursement Amount                                    Class A-1   0.60146688    41,223,000.00         6.275%
     Section 6.02 Reimbursement Amount                                    Class A-2   1.00000000    45,356,000.00         6.475%
     Reimburseable Fees                                                   Class A-3   1.00000000    27,320,000.00         6.675%
                                                                          Class A-4   1.00000000    18,584,000.00         6.950%
Total Fees Due Servicer                                                   Class A-5   1.00000000    17,367,000.00         7.200%
                                                                          Class A-6   1.00000000    14,800,000.00         7.500%
                                                                          Class B-1   1.00000000    11,100,000.00         7.550%
                                                                          Class B-2   1.00000000     9,250,000.00         7.925%


Chemical Bank, Trustee                                          Determination Date:             03-Jun-96
Manufactured Housing Contracts                                  Remittance Date:                07-Jun-96
Senior/Subordinated Pass-Through Certificates Series 1995B      For the Period Ended:           25-May-96

        Computation of Available Distribution Amount

(I)   Certificate Account Balance at Monthly Cutoff                 3,777,081.58
(II)  Monthly Advance made                                                  0.00
(III) Section 5.05 Certificate Fund Income                             17,831.70
(IV)  Prefunding Account Earnings                                           0.00
(V)   Principal due Holders
Less:
(I)   Scheduled Payments of principal and interest
      due subsequent to the Due Period                                138,301.11
(II)  Due to the Servicer Pursuant to Section 6.02:
    (I)   Section 3.05 Purchased (Due Seller)                               0.00
    (II)  Reimbursement for taxes from Liquidation Proceeds                 0.00
    (III) Monthly Servicing Fee                                       177,801.98
    (IV)  Reimburseable Liquidation Expenses                           71,692.77
    (V)   Section 6.04 (c) reimbursement                                    0.00
    (VI)  Section 8.06 reimbursement                                        0.00
    (VII) Amounts not required to be deposited                              0.00

Total Due Servicer                                                    249,494.75

Available Distribution Amount                                       3,407,117.42

To Class A and B                                                    3,090,999.53

Monthly Excess Cashflow                                               316,117.89

Weighted Average Remaining Term (months)                                  151.70

    Schedule Balance Computation

    Prior Month Balance                                           170,689,903.91

    Current Balance                             168,728,865.47
                  Adv Principal                      53,003.30
                  Del Principal                     210,272.75
    Pool Scheduled Balance                                        168,571,596.02

    Principal Payments in Full                    1,317,124.33
    Partial Prepayments                              92,933.56

    Scheduled Principal                             708,250.00

    Collateral Balance                                            168,728,865.47
